Supplement dated December 21, 2012 to Prospectuses dated May 1, 2012, as supplemented for

Strategic Group Variable Universal Life®

Strategic Variable Life® Plus

Effective January 1, 2013, OFI Global Asset Management, Inc. (OFI Global), a wholly-owned subsidiary of OppenheimerFunds, Inc. (OFI), will replace OFI as the investment adviser for certain funds offered through your variable life insurance policy. Additionally, OFI will act as sub-adviser for those funds.

To reflect this change, references to OFI as adviser for the funds are replaced with OFI Global. Additionally, OFI is added as sub-adviser to the Funds.

This change impacts the following funds:

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer International Growth Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Main Street Small- & Mid-Cap Fund®/VA

Oppenheimer Money Fund/VA

Oppenheimer Small- & Mid-Cap Growth Fund/VA

If you have questions about this supplement, please contact your registered representative or contact MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time). For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual.

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